Property and Equipment, net (Tables)	12 Months Ended
Jun. 30, 2023
Property and Equipment, net
Schedule of property and equipment, net

	As of June 30,
	2022	2023	2023
	RMB	RMB	US$

Real estate property (1)	300,757	300,757	41,623
Leasehold improvements	133,163	177,436	24,556
Electronic equipment	66,590	113,425	15,697
Furniture, fixtures and other equipment	21,840	22,027	3,048
Motor vehicles	2,533	2,533	351
Property and equipment, cost	524,883	616,178	85,275
Less: accumulated depreciation	(199,771)	(266,493)	(36,881)
	325,112	349,685	48,394
(1)	On December 9, 2021, the Group entered into a Share Purchase Agreement to purchase 100% equity interest of Shanghai Yulan Real Property Co., Ltd., Shanghai Suxiao Real Property Co., Ltd., Shanghai Danxiao Real Property Co. Ltd., and Shanghai Biyu Real Property Co., Ltd. (collectively refer to as the “Real Property Companies”), who are the owners of 3rd and 4th floor of No. 8, Yincheng Middle Road (the “Property”), the Group’s current principal office. The current principal office was leased from the Real Property Companies before the acquisition.

The consideration for acquiring the Real Property Companies is RMB36,338 cash as well as the assumption of liabilities of Real Property Companies of RMB273,950 to a third party. There is no noncash or contingent consideration. As of June 30, 2023, the Group has paid full amount of the cash consideration and RMB200,000 liabilities assumed in this acquisition to a third party. The acquisition is accounted as an asset acquisition since substantially all the fair value of the gross assets acquired is concentrated in a single group of identifiable assets. The excess of consideration over fair value of the assets acquired was allocated to property and equipment.